EXHIBIT 10.27


       THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE
      SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE
         REGISTRATION STATEMENT UNDER THE ACT AND SUCH LAWS COVERING THE SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE
       OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND
           PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND SUCH LAWS.

                                     WARRANT

                          TO PURCHASE 100,000 SHARES OF
                                 COMMON STOCK OF
                       CHILDREN'S BROADCASTING CORPORATION


         THIS CERTIFIES THAT, for good and valuable consideration, Foothill Capital Corporation ("Foothill"), or its registered assigns, is entitled to subscribe for and purchase from Children's Broadcasting Corporation, a Minnesota corporation (the "Company"), at any time commencing March 13, 1998 up to and including November 25, 2001, One Hundred Thousand (100,000) fully paid and nonassessable shares of the Common Stock of the Company at the price of Three and 68/100 Dollars ($3.68) per share (the "Warrant Exercise Price"), subject to the antidilution provisions of Section 5 of this Warrant. Reference is made to this Warrant in the Amended and Restated Loan and Security Agreement dated July 1, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan Agreement, dated September 25, 1997 and that certain Amendment Number Two to Amended and Restated Loan Agreement dated March 13, 1998 (collectively, the "Loan Agreement"), by and between the Company and Foothill. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means Foothill, any party who acquires all or a part of this Warrant as a registered transferee of Foothill, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; the term "Common Stock" means and includes the Company's presently authorized Common Stock, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

         This Warrant is subject to the following provisions, terms and conditions:

         1. Exercise; Transferability.

         (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with payment of the Warrant Exercise Price for such shares (a) in cash, by check or by wire transfer of federal funds, (b) to the extent permitted by law, by offset of the Obligations (as defined in the Loan Agreement), or (c) by a combination of the methods specified in clauses (a) and (b).

         (b) This Warrant may not be sold, transferred, assigned, hypothecated or divided except as provided in Section 7 hereof.

         2. Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of

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such new Warrants to represent the right to purchase such number of Warrant
Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if Foothill shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this
Section 2.

         3. Issuance of the Warrant Shares.

         (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as provided herein. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

         (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 45 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the purchase rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5. Antidilution Adjustments. The provisions of this Warrant are subject to adjustment from time to time as provided in this Section 5.

         (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

                  (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

                  (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

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                  (iii) combine outstanding shares of Common Stock, by
         reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event (including the maximum number of shares of Common Stock issuable in respect of any then outstanding securities convertible into Common Stock), multiplied by the then existing Warrant Exercise Price, by
(b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any then outstanding securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine, in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary, the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

         (b) In case the Company shall issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants, or convertible or exchangeable securities described in subparagraphs (f) or (g) of Section 11 hereof or issued in any of the transactions described in subparagraphs (a) or (d) of this Section 5, (ii) shares issued upon the exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities, and (iii) the Warrants and any shares issued upon exercise thereof), at a price per share of Common Stock (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Market Price (as such term is defined in Section 8 hereof) per share of Common Stock on the date the Company fixes the offering price of such shares, rights, options, warrants, or convertible or exchangeable securities, then the Warrant Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Exercise Price in effect immediately prior thereto by a fraction (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Market Price per share, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustment, the maximum number of shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum consideration or premium stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this subparagraph (b), the Board of Directors of the Company shall determine, in good faith, the fair value of said property, and such determination shall be described in a duly adopted board resolution certified by the Company's Secretary. In case the Company shall sell and issue rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one or more other securities as a part of a unit at a price per unit, then in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this subparagraph (b), the Board of Directors of the Company shall determine, in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary, the fair value of the rights, options, warrants, or convertible or exchangeable securities then being sold as part of such unit. Such adjustment shall be made successively whenever such an issuance occurs, and in the event that such rights, options, warrants, or convertible or exchangeable securities expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Exercise Price shall again be adjusted to the Warrant Exercise Price that would then be in effect if such sale and issuance had not occurred, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of Warrants prior to the date such subsequent adjustment is made.

         (c) Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) or Section 5(b) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

         (d) In case of any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which the Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         (e) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

         7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

         (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on the Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be reasonably required solely to comply with the exemptions relied upon by the Company or the Holder for the transfer or disposition of the Warrant or Warrant Shares.

         (b) If in the opinion of counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder.

         8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means the last reported sale price or, if none, the average of the last reported closing bid and asked prices on any national securities exchange, the Nasdaq National Market or Nasdaq SmallCap Market, or if not listed on a national securities exchange or quoted on Nasdaq, the average of the last reported closing bid and asked prices as reported in the "pink sheets" or other standard compilation of quotations by market makers in the over-the-counter market.

         9. Registration Rights.

         (a) If at any time after March 13, 1998 and on or before November 25, 2001, the Company proposes to register under the Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the Act, any of its equity securities or debt with equity features, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 or Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the interest in such Warrants or the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such Registration Statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrants and Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling stockholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter. For purposes of this Section 9(a), the

Holders who have requested registration of Warrant Shares to be acquired upon the exercise of Warrants not theretofore exercised shall furnish the Company with an undertaking that they or the underwriters or other persons to whom such Warrants will be transferred have undertaken to exercise such Warrants and to sell, transfer or otherwise dispose of the Warrant Shares received upon exercise of such Warrants in such registration.

         (b) Upon request made on or before November 25, 2001, by Holders of Warrants and Warrant Shares (together, the "Securities") representing at least fifty percent (50%) of the Securities then outstanding, the Company will, at its expense, promptly take all necessary steps to register or qualify all of the Warrant Shares under Section 3(b) or Section 5 of the Act and such state laws as such Holders may reasonably request and, if so requested by such Holders, the Company shall use its best efforts to cause such registration to be underwritten on a firm commitment basis; provided that the Company shall not be obligated to effect more than one (1) such registration pursuant to this Section 9(b) unless, in such initial registration, the Company shall have been unable to effect the registration of all of the Warrant Shares, the Holders of which have requested inclusion in such registration, (whether then outstanding or issuable upon the exercise of Warrants then outstanding); in which case, the Company shall be obligated to effect one (1) additional registration pursuant to this Section 9(b) when requested by Holders who have not sold all of their Warrant Shares. For purposes of this Section 9(b), the Holders who have requested registration of Warrant Shares to be acquired upon the exercise of Warrants not theretofore exercised shall furnish the Company with an undertaking that they or the underwriters or other persons to whom such Warrants will be transferred have undertaken to exercise such Warrants and to sell, transfer or otherwise dispose of the Warrant Shares received upon exercise of such Warrants in such registration. In the event of an underwritten offering pursuant to this Section 9(b), the Holders requesting registration of the Warrant Shares being registered
(i) shall be entitled to select the underwriter; provided, that the underwriter so selected shall be subject to approval by the Company, which approval shall not be withheld unreasonably, and (ii) must agree to all usual and customary underwriting terms and conditions including, but not limited to, any lock-up period imposed on selling Holders (not to exceed 180 days); provided, however, that the Company shall use its reasonable best efforts to cause each Holder of a material number of shares of Common Stock to enter into similar lock-up agreements in respect to such offering. The Company shall keep effective and maintain any registration, qualification, notification or approval specified in this paragraph for such period as may be necessary for the Holders of the Warrants and the Warrant Shares to dispose thereof and from time to time shall amend or supplement, at the Company's expense, the prospectus used in connection therewith to the extent necessary in order to comply with applicable law, provided that the Company shall not be obligated to maintain any registration for a period of more than six (6) months after effectiveness, except that a Form S-3 Registration Statement or successor thereof shall be maintained for up to twelve (12) months after effectiveness. Notwithstanding the foregoing, if a greater number of securities is offered for participation in the proposed offering pursuant to this Section 9(b) than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the securities to be included in the proposed offering shall be included as follows: first, the amount of the Warrants and Warrant Shares proposed to be offered by the Holders for registration; and second, the number of other securities of the Company and of any other selling stockholders participating in the registration shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

         (c) With respect to each inclusion of securities in a Registration Statement pursuant to Section 9(a) or 9(b) above, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, Nasdaq fees, printing expenses, fees and disbursements of counsel and accountants for the Company, reasonable fees and disbursements for one (1) counsel for all the Holders, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Except as set forth in the foregoing sentence, fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders shall be borne by the selling Holders.

         (d) The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors and each other person, if any, who control such Holders, within the meaning of Section 15 of the Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein. Unless otherwise required by applicable law or judicial interpretation thereof, the liability of any selling Holder hereunder shall not be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Securities giving rise to such indemnification obligation.

         (e) The Company shall not file or permit the filing of any registration or comparable statement which refers to any Holder by name or otherwise as the Holder of any securities of the Company unless such reference to such Holder is specifically required by the Act or any similar federal statute then in force.

         (f) In connection with the preparation and filing of each registration statement under the Act pursuant to this Section 9, the Company shall give the selling Holders under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Securities and Exchange Commission (the "Commission"), and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Act.

         (g) If the indemnification provided for in Section 9(d) hereof from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Securities giving rise to such contribution obligation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(g) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 9(g). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (h) The Company shall not after March 13, 1998 (the "Date of Grant"), grant additional registration rights which conflict with the rights under this
Section 9.

         10. Right to Convert Warrant into Common Stock; Net Issuance.

         (a) Right to Convert. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 10 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right and with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be equal to (A) the aggregate Market Price of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date less (B) the aggregate Warrant Exercise Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right by (ii) the Market Price of one share of Common Stock on the Conversion Date.

         Expressed as a formula, such conversion shall be computed as follows:

            X = A - B
                -----
                  Y

            Where:       X =   the number of shares of Common Stock that may be
                               issued to holder

                               Y =   the Market Price (FMV) of one share of
                                     Common Stock

                               A = the aggregate FMV (i.e., FMV x Converted Warrant Shares)

                               B = the aggregate Warrant Exercise Price (i.e., Converted Warrant Shares x Warrant Price)

         No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. For purposes of Section 9 of this Warrant, Warrant Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

         (b) Method of Exercise. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

         (c) Determination of Market Price. For purposes of this Section 10, "Market Price" of a share of Common Stock shall have the meaning set forth in
Section 8 above.

         11. Representations and Warranties. The Company represents and warrants to the Holder of this Warrant as follows:

         (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

         (b) The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

         (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the articles of incorporation of the Company, as amended to the date of grant (as so amended, the "Articles"), a true and complete copy of which has been delivered to Foothill;

         (d) The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Articles or by-laws of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby;

         (e) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant;

         (f) The authorized capital stock of the Company consists of Fifty Million (50,000,000) shares of Common Stock, of which Six Million Six Hundred Forty Nine Thousand Eight Hundred Sixty Five (6,649,865) shares were issued and outstanding as of the close of business on March 9, 1998, and Two Hundred Ninety Thousand Two Hundred Thirteen (290,213) shares of Preferred Stock, of which all such shares were issued and outstanding as of the Date of Grant. All such outstanding shares have been validly issued and are fully paid, nonassessable shares free of preemptive rights;

         (g) Except for the capital stock issuable pursuant to the 1991 Incentive Stock Option Plan, the 1994 Director Stock Option Plan, the 1994 Stock Option Plan, the 1996 Employee Stock Purchase Plan, Non-Qualified Stock Options, and any other rights, options or warrants issuable or outstanding as of the Date of Grant as disclosed in the Company's filings with the Commission, there are no subscriptions, rights, options, warrants or calls relating to any shares of the Company's capital stock, including any right of conversion or exchange under any outstanding security or other instrument; and

         (h) Except as disclosed in the Company's filings with the Commission, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock.

         12. Put Option.

         (a) Put Option of the Warrant Holder. At any time on or after March 13, 1999 and during the term hereof (the "Put Exercise Period"), the holder shall have the right (but not the obligation) to require the Company to repurchase ("put") this Warrant from the holder at an aggregate purchase price, equal to the product of (i) the positive difference (if any) between (A) the Warrant Exercise Price as of September 25, 1997 plus Two Dollars ($2.00), subject to adjustments pursuant to Section 12(b) hereof (as adjusted from time to time, the "Put Option Per Share Price"), minus (B) the average Market Price of one (1) share of Common Stock for the ten (10) consecutive trading days ending on the date of the Put Notice (as defined below), multiplied by (ii) the number of Shares issuable upon exercise of this Warrant as of the date of the Put Notice. Such put right shall be exercisable by written notice (the "Put Notice") given to the Company during the Put Exercise Period. The Company shall effect the repurchase of this Warrant pursuant to the Put Notice by paying the purchase price therefor in cash to the holder not more than five (5) business days after receipt by the Company of the Put Notice; and at such time the holder shall deliver to the Company the Warrant to be repurchased, properly endorsed for transfer.

         (b) Adjustment of the Put Option Per Share Price. Upon each adjustment in the Warrant Price pursuant to Section 5 hereof, the Put Option Per Share Price shall be adjusted to that price determined by multiplying the Put Option Per Share Price in effect immediately prior to such date of adjustment, by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such adjustment, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such adjustment.

         IN WITNESS WHEREOF, Children's Broadcasting Corporation has caused this Warrant to be signed by its duly authorized officer this 13th day of March, 1998.


                              Children's Broadcasting Corporation


                              By  /s/ James G. Gilbertson
                                 ------------------------------------
                               Name: James G. Gilbertson
                               Its: Chief Operating Officer

                       CHILDREN'S BROADCASTING CORPORATION

                             WARRANT EXERCISE NOTICE

                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________________________ shares of the Common Stock of Children's Broadcasting Corporation to which such Warrant relates and herewith makes payment of $____________ therefor in cash or by certified or cashier's check and requests that the certificate for such shares be issued in the name of, and be delivered to _________________________________, whose address is set forth below the signature of the undersigned. If the number of shares purchased is less than all of the shares purchasable under the Warrant, a new Warrant will be issued in the name of the undersigned for the remaining balance remaining of the shares purchasable thereunder.



                                    Name of Warrant Holder:

                                    --------------------------------------------
                                                   (Please print)


                                    Address of Warrant Holder:

                                    --------------------------------------------

                                    --------------------------------------------

                                    Tax Identification No. or
                                    Social Security No. of Warrant Holder:

                                    --------------------------------------------


                                    Signature:
                                              ----------------------------------
                                    NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND
                                    EXACTLY WITH THE NAME OF THE WARRANT HOLDER
                                    AS IT APPEARS ON THE FIRST PAGE OF THE
                                    WARRANT OR ON A DULY EXECUTED WARRANT
                                    ASSIGNMENT.


                                    Dated:
                                          --------------------------------------

                       CHILDREN'S BROADCASTING CORPORATION

                               WARRANT ASSIGNMENT

                  (TO BE SIGNED ONLY UPON TRANSFER OF WARRANT)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________, the assignee, whose address is __________________________________________________________, and
whose tax identification or social security number is _______________________, the right represented by the foregoing Warrant to purchase ___________________ shares of the Common Stock of Children's Broadcasting Corporation to which the foregoing Warrant relates and appoints _________________________________________
attorney to transfer said right on the books of Children's Broadcasting Corporation, with full power of substitution in the premises. If the number of shares assigned is less than all of the shares purchasable under the Warrant, a new Warrant will be issued in the name of the undersigned for the remaining balance of the shares purchasable thereunder.


                                 Name of Warrant Holder/Assignor:

                                 -----------------------------------------------
                                                   (Please print)


                                 Address of Warrant Holder/Assignor:

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 Tax Identification No. or
                                 Social Security No. of Warrant Holder/Assignor:

                                 -----------------------------------------------


                                 Signature:
                                           -------------------------------------
                                 NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND
                                 EXACTLY WITH THE NAME OF THE WARRANT HOLDER AS IT APPEARS ON THE FIRST PAGE OF THE WARRANT OR ON A DULY EXECUTED ASSIGNMENT FORM.


                                 Dated:
                                       -----------------------------------------